First Trust Hedged Strategies Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023 (Unaudited)

Number of Shares		Value
	PRIVATE INVESTMENT FUNDS - 98.5%
N/A1	BBCM Onshore Fund LP*,2	$2,548,277
N/A1	Dorsal Capital Partners LP*,2	2,732,886
N/A1	DSC Meridian Credit Opportunities Fund LP*,2	4,845,983
N/A1	Eisler Capital Multi Strategy Fund Ltd.*,2	3,181,252
N/A1	Hudson Bay Fund, LP*,2	2,810,441
N/A1	Linden Investors LP*,2	4,309,505
N/A1	Old Orchard Credit Fund Ltd.*,2	2,043,380	!
N/A1	Point72 Capital LP*,2	3,132,870
N/A1	Prana Absolute Return Fund LP*,2	2,846,617
N/A1	RA Capital Healthcare Fund, LP*,2	2,354,246
N/A1	RA Capital Healthcare Fund Side Pocket*	765,054
N/A1	RiverNorth Capital Partners, L.P.*,2	1,729,303
N/A1	RiverNorth Inst. Partners, L.P.*,2	1,728,852
N/A1	Sachem Head LP*,2	3,168,215
N/A1	Sofinnova BioEquities LP*,2	2,830,242
N/A1	Walleye Opportunities Fund LP*,2	3,777,966
	TOTAL PRIVATE INVESTMENT FUNDS
	(Cost $42,852,578)	44,805,089

	SHORT-TERM INVESTMENTS - 2.1%
969,992	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 5.20%[3]	969,992
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $969,992)	969,992

	TOTAL INVESTMENTS - 100.6%
	(Cost $43,822,570)	45,775,081

	Liabilities in Excess of Other Assets - 0.6%	(291,905)
	TOTAL NET ASSETS - 100.0%	$45,483,176

LP - Limited Partnership

* Non-income producing security.

1 Investment does not issue shares.

2 Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these securities is $44,040,035, which represents 96.8% of total net assets of the Fund.

3 The rate is the annualized seven-day yield at period end.

See accompanying Notes to the Schedule of Investments.

First Trust Hedged Strategies Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

Securities With Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
BBCM Onshore Fund LP1	Quarterly[2]	65 Days	$2,575,711	$2,548,277	7/1/2023
Dorsal Capital Partners LP1	Quarterly	45 Days	2,581,531	2,732,886	7/1/2023
DSC Meridian Credit Opportunities Fund LP1	Quarterly[3]	65 Days	4,544,829	4,845,983	7/1/2023
Eisler Capital Multi Strategy Fund Ltd.[1]	Quarterly[3]	65 Days	3,000,000	3,181,252	7/1/2023
Hudson Bay Fund, LP1	Quarterly[3,4]	65 Days	2,740,473	2,810,441	7/1/2023
Linden Investors LP1	Quarterly[3]	65 Days	4,128,606	4,309,505	7/1/2023
Old Orchard Credit Fund Ltd.[1]	Quarterly[3]	65 Days	2,000,000	2,043,380	9/1/2023
Point72 Capital LP1	Quarterly[3]	45 Days	3,000,000	3,132,870	8/1/2023
Prana Absolute Return Fund LP1	Quarterly	50 Days	2,595,825	2,846,617	7/1/2023
RA Capital Healthcare Fund, LP1	Quarterly[5]	95 Days	1,979,792	2,354,246	7/1/2023
RA Capital Healthcare Fund Side Pocket[1]	Not permitted	N/A	960,247	765,054	7/1/2023
RiverNorth Capital Partners, L.P.[1]	Quarterly[5]	65 Days	1,649,018	1,729,303	7/1/2023
RiverNorth Inst. Partners, L.P.[1]	Monthly[5]	65 Days	1,653,764	1,728,852	7/1/2023
Sachem Head LP1	Quarterly[3]	70 Days	2,959,797	3,168,215	7/1/2023
Sofinnova BioEquities LP1	Quarterly	65 Days	2,785,477	2,830,242	7/1/2023
Walleye Opportunities Fund LP1	Monthly[3]	30 Days	3,697,508	3,777,966	7/1/2023
Totals:			$42,852,578	$44,805,089

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.

2 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 50% of the fair value of the investment in the Private Investment Fund.

3 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.

4 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Private Investment Fund.

5 The Private Investment Fund can institute a gate provision on redemptions at the fund level of 10 – 25% of the net assets of the Private Investment Fund.

See accompanying Notes to the Schedule of Investments.

First Trust Hedged Strategies Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

As of December 31, 2023 (Unaudited)

Note 1 – Valuation of Investments

UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board of Trustees (the “Board”) may determine, including in connection with repurchases of shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated First Trust Capital Management L.P., (the “Investment Manager”) as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

As a general matter, the fair value of the Fund’s interest in a private investment fund (i.e., generally a private funds that is excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Valuation Designee values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.

Between the periodic valuation periods, the NAVs of such private investment funds are adjusted daily based on the total return that each private investment fund is estimated by the Valuation Designee to generate during the period. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager of the private investment fund at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles (“GAAP”) and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment fund. In other cases, as when an private investment fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee (in reliance on the private investment funds and/or their administrators) regarding appropriate valuations should prove incorrect.

First Trust Portfolios L.P., the Fund’s distributor, is under no duty to verify any valuations of the Fund’s investments.

First Trust Hedged Strategies Fund

NOTES TO THE SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

Note 2 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the NAV as practical expedient are no longer included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Private Investment Funds	$-	$-	$44,040,035	$44,040,035
Short-Term Investments	969,992	-	-	969,992
Subtotal	$969,992	$-	$44,040,035	$45,010,027
Private Investment Funds				$765,054
Total Investments				$45,775,081